PaineWebber

           ---------------------------------------------------------------------
           RETIREMENT
           MONEY FUND

                                                              SEMI ANNUAL REPORT

DECEMBER 31, 1999

PAINEWEBBER RETIREMENT MONEY FUND                             SEMI ANNUAL REPORT




                                                               February 15, 2000
Dear Shareholder,

We are pleased to present you with the semiannual report for PaineWebber Retirement Money Fund for the six-month period ended December 31, 1999.


MARKET REVIEW
--------------------------------------------------------------------------------
[GRAPHIC]
Interest rates remained under pressure during the period, as the economy continued to expand more briskly than anticipated. Economic activity showed no signs of abating through year-end. The Federal Reserve twice raised the Fed Funds rate by 25 basis points (bps; a basis point equals one one-hundredth of one percent). Combined with a 25 bps increase earlier in 1999, the two rate increases during the period completed the reversal of the 75 bps reduction engineered in 1998 to combat the global financial crisis. By year-end, the 30-year Treasury bond's yield had increased to 6.48%, just below its two-year high of 6.49% and finishing the year with its worst annual price performance ever. At the same time, short-term rates rose significantly, with 90-day T-bills moving from a yield equivalent of 4.76% at the beginning of the period to a yield of 5.31% at its close.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE AND CHARACTERISTICS, DECEMBER 31, 1999*
---------------------------------------------------

7-Day Current Yield                      4.98%
Weighted Average Maturity               38 days
Net Assets                           $5.128 billion
---------------------------------------------------
[GRAPHIC]
During the six-month period we kept the Fund's weighted average maturity below its peer-group average in anticipation of further Fed increases. The Fund's below-average position helped returns as interest rates rose. We maintained our focus on top-tier credit quality instruments.


*Yields will vary. The Fund is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------
     With the evidence suggesting that Y2K-related problems have been avoided, we think the Fed will focus initially on its near-term chore of mopping up the flood of liquidity it provided to the banking system ahead of the year-end changeover. Beyond that, however, is the more enduring question of how much growth the economy can enjoy without re-igniting inflation. While sympathetic to the argument for a new, low-inflation economy driven by productivity gains and excess capacity, the Fed remains cautious. Interest rates may continue to rise, with unemployement at 30-year lows, consumer confidence near record highs, equity markets ebullient, and economic expansion underway around much of the globe. At its most recent Open Market Committee meeting in February the Feb again raised rates by 25 bps, raising the Federal Funds rate to 5.75%. We expect an active Fed and rising rates across the yield curve in the first half of 2000. We look for moderating economic growth in the second half of the year, and believe interest rates will stabilize in response to current growth and the absence of real inflationary pressure. As always, we intend to maintain the Fund's emphasis on liquidity and high-quality instruments.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on a fund in the PaineWebber Family of Funds,1 please contact your Financial Advisor.

     Sincerely,


/s/ Margo Alexander                      /s/ Brian M. Storms

MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.


/s/ Dennis L. McCauley                   /s/ Susan P. Ryan

DENNIS L. McCAULEY                       SUSAN P. RYAN
Chief Investment Officer--Fixed Income   Portfolio Manager
Mitchell Hutchins Asset Management Inc.  PaineWebber Retirement Money Fund


     This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended December 31, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PaineWebber Retirement Money Fun                   December 31, 1999 (unaudited)
Statement of Net Assets

 Principal
  Amount                                    Maturity          Interest
   (000)                                     Dates             Rates           Value
 ---------                            -------------------- --------------  --------------
 U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS - 23.43%
 $115,000  United States Treasury     01/06/00 to 02/03/00 4.240 to 4.935%
            Bills..................                                        $  114,702,338
   25,000  United States Treasury           01/31/00           5.375
            Notes..................                                            25,001,953
   30,000  Federal Farm Credit              01/03/00           5.550*
            Bank...................                                            29,992,811
   60,000  Federal Home Loan Bank..   01/03/00 to 01/04/00 4.970 to 5.973*     59,984,319
  190,496  Federal Home Loan Bank..   02/09/00 to 05/24/00 5.050 to 5.830@    189,783,649
   39,000  Federal Home Loan                01/04/00           5.963*
            Mortgage Corporation...                                            39,003,219
  300,350  Federal Home Loan          01/14/00 to 03/16/00 5.360 to 5.660@
            Mortgage Corporation...                                           298,530,737
  316,280  Federal National           01/18/00 to 03/09/00 5.360 to 5.730@
            Mortgage Association...                                           314,483,853
  130,000  Student Loan Marketing     01/03/00 to 01/04/00 5.560 to 6.163*
            Association............                                           129,981,579
                                                                           --------------
 Total U.S. Government and Agency
 Obligations (cost -
  $1,201,464,458)...................                                        1,201,464,458
                                                                           --------------
 BANK NOTES - 4.52%
 Domestic - 4.52%
   45,000  Comerica Bank N.A.,              01/03/00           5.640*
            Detroit................                                            44,996,281
   25,000  FCC National Bank,               01/31/00           4.950
            N.A. ..................                                            25,000,000
   67,000  First Tennessee Bank       01/14/00 to 04/12/00 5.100 to 5.210
            N.A.--Memphis..........                                            67,000,000
   95,000  First Tennessee Bank       01/03/00 to 01/04/00 5.625 to 6.023*
            N.A.--Memphis..........                                            95,000,000
                                                                           --------------
 Total Bank Notes (cost -
  $231,996,281).....................                                          231,996,281
                                                                           --------------
 CERTIFICATES OF DEPOSIT - 13.06%
 Yankee - 13.06%
   15,000  ABN AMRO Bank NV .......         02/14/00           5.045           14,998,630
   25,000  Bank of Montreal .......   04/10/00 to 05/03/00 5.120 to 5.160      24,984,118
   22,000  Bank of Nova Scotia.....         03/03/00           5.340           22,003,833
   20,000  Barclays Bank PLC.......         01/03/00           5.640           19,996,353
   20,000  Bayerische Hypotheken            01/13/00           6.383*
            und Wechsel Bank.......                                            19,996,716
   54,000  Bayerische Hypotheken      04/28/00 to 07/12/00 5.150 to 5.710
            und Wechsel Bank.......                                            53,987,978
   94,000  Canadian Imperial Bank     02/07/00 to 04/12/00 5.010 to 5.200
            of Commerce............                                            93,998,120
   15,000  San Paolo IMI SPA.......         01/10/00           6.105           15,000,055
   68,000  National Westminster       01/07/00 to 07/03/00 4.980 to 5.530
            Bank PLC...............                                            67,998,656
   17,000  Rabobank Nederland......         01/07/00           4.990           16,999,836
   62,800  Royal Bank of Canada....         01/03/00       5.640 to 5.645*     62,793,138
  133,000  Svenska Handelsbanken...   02/16/00 to 05/22/00 5.063 to 5.280     132,987,395
   30,000  Toronto-Dominion Bank...         01/03/00           5.635*          29,995,493
   41,400  Toronto-Dominion Bank...   01/07/00 to 04/17/00 4.990 to 5.060      41,397,181
   52,700  Westpac Banking            03/31/00 to 04/17/00 5.065 to 5.165
            Corporation ...........                                            52,694,269
                                                                           --------------
 Total Certificates of Deposit
 (cost - $669,831,771)..............                                          669,831,771
                                                                           --------------
 COMMERCIAL PAPER@ - 49.48%
 Asset Backed - Auto & Truck - 0.40%
   20,750  New Center Asset Trust..         01/03/00           5.000           20,744,236
                                                                           --------------
 Asset Backed - Banking - 1.83%
   84,561  Atlantis One Funding       01/25/00 to 03/22/00 5.870 to 5.930
            Corporation............                                            83,873,803
   10,000  Woodstreet Funding               02/01/00           6.070
            Corporation ...........                                             9,947,731
                                                                           --------------
                                                                               93,821,534
                                                                           --------------
 Asset Backed - Finance - 0.73%
   37,500  Beta Finance               01/21/00 to 02/04/00 4.900 to 4.940
            Incorporated...........                                            37,363,908
                                                                           --------------
 Asset Backed - Miscellaneous -
  12.97%
   45,000  Asset Securitization             01/12/00           6.513*
            Cooperative
            Corporation............                                            45,000,000
   30,735  Delaware Funding                 02/11/00           5.850
            Corporation............                                            30,530,228
   60,523  Enterprise Funding         01/18/00 to 02/10/00 5.850 to 6.450
            Corporation............                                            60,238,752
  130,000  Falcon Asset               01/11/00 to 02/18/00 5.880 to 6.100
            Securitization
            Corporation............                                           129,343,686
   64,000  Preferred Receivables      01/13/00 to 02/10/00 5.840 to 6.000
            Funding Corporation....                                            63,700,361
  116,000  Quincy Capital             02/09/00 to 02/15/00 5.840 to 5.850
            Corporation............                                           115,241,523

PaineWebber Retirement Money Fund

 Principal
  Amount                                    Maturity          Interest
   (000)                                     Dates             Rates           Value
 ---------                            -------------------- --------------  --------------
 COMMERCIAL PAPER@ - (continued)
 Asset Backed Miscellaneous -
  (continued)
 $  46,783 Receivables Capital
            Corporation............   02/02/00 to 02/24/00 5.880 to 6.050% $   46,445,356
    85,000 Triple-A One Funding
            Corporation............   01/05/00 to 01/31/00 6.090 to 7.350      84,791,317
    90,000 Variable Funding Capital
            Corporation............   01/13/00 to 02/18/00 5.850 to 5.950      89,545,556
                                                                           --------------
                                                                              664,836,779
                                                                           --------------
 Auto & Truck - 4.72%
   105,000 DaimlerChrysler N. A.
            Holding Corporation....   01/19/00 to 02/17/00 5.860 to 5.910     104,439,604
   138,000 General Motors
            Acceptance Corporation.   01/03/00 to 02/14/00 5.000 to 5.850     137,348,067
                                                                           --------------
                                                                              241,787,671
                                                                           --------------
 Banking--Domestic - 1.79%
    27,502 Dexia CLF Finance
            Company................         03/10/00           6.100           27,180,456
    20,000 Fortis Funding LLC......         02/24/00           5.830           19,825,100
    25,000 J.P. Morgan & Company
            Incorporated...........         02/24/00           5.830           24,781,375
    20,000 Santander Finance
            (Delaware)
            Incorporated...........         02/04/00           5.970           19,887,233
                                                                           --------------
                                                                               91,674,164
                                                                           --------------
 Banking - Foreign - 1.26%
    10,000 Banque et Caisse
            d'Epargne de L'Etat....         02/08/00           5.850            9,938,250
    55,000 Nationwide Building
            Society................   02/22/00 to 03/07/00 5.840 to 5.920      54,463,511
                                                                           --------------
                                                                               64,401,761
                                                                           --------------
 Broker/Dealer - 5.33%
    65,000 Bear Stearns Companies
            Incorporated...........   02/28/00 to 03/14/00 5.860 to 5.950      64,320,724
    25,000 Goldman Sachs Group
            Incorporated...........         02/02/00           6.000           24,866,667
   100,000 Merrill Lynch & Company
            Incorporated...........   01/20/00 to 02/28/00 5.850 to 5.940      99,392,394
    65,000 Morgan Stanley, Dean
            Witter, Discover &
            Company................         01/03/00       5.080 to 5.280*     65,000,000
    20,000 Morgan Stanley, Dean
            Witter, Discover &
            Company................         01/18/00           5.920           19,944,089
                                                                           --------------
                                                                              273,523,874
                                                                           --------------
 Consumer Products - 1.55%
    80,000 Procter & Gamble
            Company................   01/26/00 to 02/23/00 5.780 to 5.870      79,409,986
                                                                           --------------
 Energy - 1.36%
    70,000 Texaco Incorporated.....   01/25/00 to 02/24/00 5.800 to 5.960      69,532,800
                                                                           --------------
 Finance - Aircraft - 1.53%
    79,200 International Lease
            Financing Corporation..   02/17/00 to 02/22/00 5.770 to 5.820      78,566,371
                                                                           --------------
 Finance - Conduit - 1.54%
    38,416 MetLife Funding
            Incorporated...........         02/01/00           5.900           38,220,825
    40,750 UBS Finance (Delaware)
            LLC....................         01/04/00           5.000           40,733,021
                                                                           --------------
                                                                               78,953,846
                                                                           --------------
 Finance - Consumer - 0.87%
    45,000 Household Finance
            Corporation............   02/07/00 to 02/08/00 5.820 to 5.850      44,725,992
                                                                           --------------
 Finance - Independent - 0.48%
    25,000 National Rural Utilities
            Cooperative Finance
            Corporation............         02/24/00           5.800           24,782,500
                                                                           --------------
 Finance - Retail - 2.91%
    70,000 American Express Credit
            Corporation............   01/06/00 to 01/25/00 5.000 to 5.850      69,823,166
    80,000 American General FInance
            Corporation............   01/24/00 to 02/11/00 5.830 to 5.840      79,570,335
                                                                           --------------
                                                                              149,393,501
                                                                           --------------
 Finance - Subsidiary - 0.97%
    25,000 Deutsche Bank Financial
            Incorporated...........         01/12/00           5.950           24,954,549
    25,000 Dresdner U.S. Finance
            Inc. ..................         02/09/00           5.780           24,843,458
                                                                           --------------
                                                                               49,798,007
                                                                           --------------

PaineWebber Retirement Money Fund

 Principal
  Amount                                    Maturity          Interest
   (000)                                     Dates             Rates          Value
 ---------                            -------------------- -------------- --------------
 COMMERCIAL PAPER@ - (concluded)
 Food & Beverage - 0.49%
 $ 25,000  Diageo Capital PLC......         01/31/00           5.930%     $   24,876,458
                                                                          --------------
 Insurance - 3.01%
   40,000  American General
            Corporation............         02/01/00           5.960          39,794,711
  100,000  Prudential Funding
            Corporation............   01/10/00 to 01/13/00 5.850 to 5.860     99,820,181
   15,000  USAA Capital
            Corporation............         02/08/00           5.820          14,907,850
                                                                          --------------
                                                                             154,522,742
                                                                          --------------
 Manufacturing - Diversified - 1.12%
   58,000  Allied Signal
            Incorporated...........   02/11/00 to 02/14/00 5.810 to 5.900     57,598,392
                                                                          --------------
 Metals & Mining - 0.68%
   35,000  Rio Tinto America
            Incorporated...........   02/07/00 to 02/28/00 5.850 to 5.930     34,720,079
                                                                          --------------
 Paper & Forest Products - 0.39%
   20,000  Weyerhauser Real Estate
            Company................         01/20/00           5.900          19,937,722
                                                                          --------------
 Printing & Publishing - 1.55%
   80,000  Gannett Company.........   01/24/00 to 01/27/00 5.950 to 5.970     79,675,544
                                                                          --------------
 Telecommunications - 1.61%
   41,000  BellSouth Capital
            Funding Corporation....         02/10/00           5.820          40,734,867
   42,000  SBC Communications
            Incorporated...........         01/25/00           5.850          41,836,200
                                                                          --------------
                                                                              82,571,067
                                                                          --------------
 Utility - Electric - 0.39%
   20,000  Southern Company........         02/16/00           5.350          19,863,278
                                                                          --------------
 Total Commercial Paper (cost -
  $2,537,082,212)...................                                       2,537,082,212
                                                                          --------------
 SHORT-TERM CORPORATE OBLIGATIONS -
  0.95%
 Auto & Truck - 0.49%
   25,000  Ford Motor Credit
            Corporation............         01/03/00           5.640*         24,987,766
                                                                          --------------
 Finance - Diversified - 0.46%
   23,500  Associates Corporation
            of North America.......         01/31/00           6.410*         23,493,043
                                                                          --------------
        Total Short-Term Corporation
 Obligations (cost - $48,480,809)...                                          48,480,809
                                                                          --------------
 Number of
  Shares
   (000)
 ---------
 MUTUAL FUNDS - 7.91%
  202,652  AIM Liquid Assets
            Portfolio..............                                          202,651,904
  203,023  AIM Prime Portfolio.....                                          203,023,230
                                                                          --------------
 Total Mutual Funds (cost -
   $405,675,134)....................                                         405,675,134
                                                                          --------------
 Principal
  Amount
   (000)
 ---------
 REPURCHASE AGREEMENT - 0.18%
    9,155  Repurchase Agreement
            dated 12/31/99 with
            State Street Bank and
            Trust Company,
            collateralized by
            $9,100,070 U.S.
            Treasury Notes, 6.375%
            due 8/15/02 (value --
            $9,338,947); proceeds:
            $9,156,907 (cost -
             $9,155,000)...........         01/03/00           2.500           9,155,000
                                                                          --------------
 Total Investments (cost -
   $5,103,685,665 which approximates
  cost for federal income tax
  purposes) - 99.53%................                                       5,103,685,665
 Other assets in excess of
  liabilities - 0.47%...............                                          24,219,362
                                                                          --------------
 Net Assets (applicable to
  5,129,740,016 shares of Common
  Stock
  outstanding at $1.00 per share) -
   100.00%..........................                                      $5,127,905,027
                                                                          ==============

--------
 *Variable rate securities-maturity dates reflect earlier of reset dates or maturity dates. The interest rates shown are the current rates as of December 31, 1999.
 @Interest rates shown are discount rates at date of purchase.

                       Weighted Average Maturity--38 Days

                See accompanying notes to financial statements.

PaineWebber Retirement Money Fund
Statement of Operations   For the Six Months Ended December 31, 1999 (unaudited)

Investment Income:
Interest.......................................................... $139,796,308
                                                                   ------------
Expenses:
Investment advisory and administration............................   10,260,768
Transfer agency and related services fees.........................    4,242,500
Distribution fees.................................................    3,248,559
Reports and notices to shareholders...............................      263,453
Custody and accounting............................................      263,152
Federal and state registration....................................       92,607
Legal and audit...................................................       64,135
Insurance expense.................................................       48,863
Directors' fees...................................................        5,250
Other expenses....................................................        1,041
                                                                   ------------
                                                                     18,490,328
                                                                   ------------
Net investment income.............................................  121,305,980
Net realized gains from investment transactions...................       23,742
                                                                   ------------
Net increase in net assets resulting from operations.............. $121,329,722
                                                                   ============

Statement of Changes in Net Assets

                                                  For the Six
                                                 Months Ended       For the
                                               December 31, 1999   Year Ended
                                                  (unaudited)    June 30, 1999
                                               ----------------- --------------
From operations:
Net investment income........................   $  121,305,980   $  217,553,020
Net realized gains from investment transac-
 tions.......................................           23,742           55,106
                                                --------------   --------------
Net increase in net assets resulting from op-
 erations....................................      121,329,722      217,608,126
                                                --------------   --------------
Dividends to shareholders from:
Net investment income........................     (121,305,980)    (217,533,020)
                                                --------------   --------------
Net increase in net assets from capital stock
 transactions................................       36,942,916      899,864,885
                                                --------------   --------------
Net increase in net assets...................       36,966,658      899,919,991
Net assets:
Beginning of period..........................    5,090,938,369    4,191,018,378
                                                --------------   --------------
End of period................................   $5,127,905,027   $5,090,938,369
                                                ==============   ==============



                 See accompanying notes to financial statements

Notes to Financial Statements (unaudited)
Organization and Significant Accounting Policies
 PaineWebber RMA Money Fund, Inc. (the "Corporation") was incorporated in the state of Maryland on July 2, 1982 and is registered with the Securities and Ex-change Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Corporation is a se-ries mutual fund with three funds: PaineWebber Retirement Money Fund (the "Fund"), PaineWebber RMA Money Market Portfolio and PaineWebber RMA U.S. Gov-ernment Portfolio. The financial statements of PaineWebber RMA Money Market Portfolio and PaineWebber RMA U.S. Government Portfolio are not included here-in.
 The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
 Valuation and Accounting for Investments and Investment Income--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.
 Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
 Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differ-ences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Concentration of Risk
 The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.
Investment Adviser and Administrator
 The Corporation's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with PaineWebber Incorporated ("PaineWebber"), under which PaineWebber serves as investment adviser and ad-ministrator of the Corporation and each of its series. In accordance with the Advisory Contract, the Fund pays PaineWebber an investment advisory and admin-istration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                          Annual
     Average Daily Net Assets                                              Rate
     ------------------------                                             ------
     Up to $1.0 billion.................................................. 0.50%
     In excess of $1.0 billion and up to $1.5 billion.................... 0.44
     Over $1.5 billion................................................... 0.36

 At December 31, 1999, the Fund owed PaineWebber $1,706,219 in investment advi-sory and administration fees.
 Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly-owned asset management subsidiary of PaineWebber, serves as sub-adviser and sub-ad-ministrator of the Fund pursuant to a Sub-Advisory and Sub-Administration Con-tract between PaineWebber and Mitchell Hutchins. In accordance with that con-tract, PaineWebber (not the Fund) pays Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 20% of the fee paid by the Fund to PaineWebber under the Advisory Contract.

Notes to Financial Statements (unaudited)
Distribution Plan
 PaineWebber is the distributor of the Fund's shares and the exclusive dealer for the sale of those shares. Under the plan of distribution, the Fund is au-thorized to pay PaineWebber a service fee, which is accrued daily and paid monthly, at an annual rate of up to 0.15% of the Fund's average daily net as-sets. For the six months ended December 31, 1999 PaineWebber was compensated for its services under the plan at an annual rate of 0.125% of the Fund's aver-age daily net assets. At December 31, 1999, the Fund owed PaineWebber $539,500 in distribution fees.
Transfer Agency and Related Services Fees
 PaineWebber provides transfer agency and related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended December 31, 1999, PaineWebber received approximately 52% of the total transfer agency and related services fees collected by PFPC, Inc. from the Fund.
Other Liabilities
 At December 31, 1999, the amount payable for dividends payable aggregate $7,677,976.
Money Market Fund Bond
 Effective September 30, 1999, the Fund obtained an insurance bond that pro-vides limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of princi-pal or interest or a bankruptcy or insolvency of the issuer or credit enhance-ment provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Fund for First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Fund would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is in-tended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. For the period September 30, 1999 to December 31, 1999, the Fund did not use this insurance bond.
Federal Tax Status
 The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year sub-stantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.
 At June 30, 1999, the Fund had a net capital loss carryforward of $1,858,732 which is available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2007. To the extent that the losses are used to offset future capital gains, it is prob-able that the gains so offset will not be distributed.
Capital Stock
 There are 20 billion shares of $0.001 par value common stock authorized. Transactions in common stock, at $1.00 per share, were as follows:

                                                 For the Six        For the
                                                Months Ended    Year Ended June
                                              December 31, 1999    30, 1999
                                              ----------------- ---------------
     Shares sold.............................   16,348,280,131   19,511,897,445
     Shares repurchased......................  (16,430,744,216) (18,824,533,330)
     Dividends reinvested....................      119,407,001      212,500,770
                                               ---------------  ---------------
     Net increase............................       36,942,916      899,864,885
                                               ===============  ===============

PaineWebber Retirement Money Fund
Financial Highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                         For the Years Ended June 30,
                                            --------------------------------------------------------------
                             For the Six
                            Months Ended
                          December 31, 1999
                             (unaudited)       1999         1998         1997         1996         1995
                          ----------------- ----------   ----------   ----------   ----------   ----------
Net asset value,
 beginning of period....     $     1.00     $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                             ----------     ----------   ----------   ----------   ----------   ----------
Net investment income...          0.023          0.046        0.049        0.048        0.050        0.047
Dividends from net
 investment income......         (0.023)        (0.046)      (0.049)      (0.048)      (0.050)      (0.047)
                             ----------     ----------   ----------   ----------   ----------   ----------
Net asset value, end of
 period.................     $     1.00     $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                             ==========     ==========   ==========   ==========   ==========   ==========
Total investment return
 (1)....................           2.35 %         4.66 %       5.03 %       4.89 %       5.13 %       4.83 %
                             ==========     ==========   ==========   ==========   ==========   ==========
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........     $5,127,905     $5,090,938   $4,191,018   $3,922,753   $3,500,508   $2,966,199
Expenses to average net
 assets.................           0.71 %*        0.71 %       0.78 %       0.75 %       0.70 %       0.78 %
Net investment income to
 average net assets.....           4.65 %*        4.55 %       4.91 %       4.79 %       5.01 %       4.75 %

--------
*  Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. Total investment return for period of less than one year has not been annualized.

================================================================================

DIRECTORS

E. Garrett Bewkes, Jr.              Meyer Feldberg
Chairman
                                    George W. Gowen
Margo N. Alexander
                                    Frederic V. Malek
Richard Q. Armstrong
                                    Carl W. Schafer
Richard R. Burt
                                    Brian M. Storms
Mary C. Farrell


PRINCIPAL OFFICERS

Margo N. Alexander                  Paul H. Schubert
President                           Vice President and Treasurer

Victoria E. Schonfeld               Dennis L. McCauley
Vice President                      Vice President

Dianne E. O'Donnell                 Susan P. Ryan
Vice President and Secretary        Vice President


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTORS

PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019


SUB-ADVISER AND SUB-ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

The financial information herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereon. This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

                                  PaineWebber
                        (C)2000 PaineWebber Incorporated
                              All rights reserved.
                                   Member SIPC